SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549
                  ______________________

                         FORM 8-K

                      CURRENT REPORT

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 1998

         INTERNATIONAL THOROUGHBRED BREEDERS, INC.
  (Exact name of registrant as specified in its charter)



     Delaware               0-9624              22-2332039
(State or other           (Commission      (I.R.S. Employer
 jurisdiction              File Number)      Identification No.)
 of incorporation)


                      Route 70 and Haddonfield Road
                        Cherry Hill, New Jersey                 08034
                 (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code: (609) 488-3838






Item 5.   Other Events

     Effective August 7, 1998, International
Thoroughbred Breeders, Inc.'s ("ITB" or the "Company") Common Stock, par value $2.00 per share (the "Common Stock"), and its Series A Convertible Preferred Stock, par value $100.00 per share (the "Preferred Stock"), were delisted from the American Stock Exchange ("AMEX"). Neither the Common Stock nor the Preferred Stock has been traded on AMEX since October 13, 1997 when they were suspended because the Company had not filed its Annual Report on Form 10-K for the fiscal year ended June 30, 1997 (the "1997 Form 10-K") within the Securities and Exchange Commission's ("SEC") prescribed time period. The Company has since filed the 1997 Form 10-K and is current on all of its current and periodic filings with the SEC.

     Application is being made to initiate quotation of the Common Stock and the Preferred Stock on the OTC Bulletin
Board. In the interim, the securities are listed for quotation on the NQB Pink Sheets.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)     Exhibits.

                    None



                          SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August14, 1998              INTERNATIONAL
                                   THOROUGHBRED
                                   BREEDERS, INC.


                                   By/s/Nunzio P. DeSantis,
                                        Nunzio P. DeSantis,
                                        President and
                                        Chief Executive Officer